EXHIBIT 32.2

                             CERTIFICATE PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report (the "Report") on the Form 10-Q of Siga Resources, Inc. (the "Company") for the three and six months ended January 31, 2012, as filed with the Securities and Exchange Commission on the date hereof, I, Robert Malasek, Chief Accounting Officer, Chief Financial Officer and Director, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

     1. The Quarterly Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities and Exchange Act of 1934, as amended; and

     2.   The information contained in this Quarterly Report fairly presents, in
          all  material  respects,   the  financial  condition  and  results  of
          operation of the Company. Date: March 16, 2012



/s/ ROBERT MALASEK
-------------------------------------
Robert Malasek
Chief Accounting Officer
Chief Financial Officer and Director